EXHIBIT 99.1

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

OFFICER CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we hereby certify that this annual report on Form 10-KSB for the fiscal year ended December 31, 2002 fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.

/s/ Michael T. Fadden	/s/ Scott D. Heflin
Chief Executive Officer and President	Chief Financial Officer and Treasurer

March 27, 2003
(Date)